UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No.2)

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 8, 2005

                                 B&D FOOD, CORP.
             (Exact name of registrant as specified in its charter)



       Delaware                       000-21247                 51-0373976
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
       of Incorporation)                Number)           Identification Number)


                               575 Madison Avenue
                                    Ste 1006
                         New York, New York 10027-2511
               (Address of principal executive offices) (zip code)

                                  (212)937-8456
              (Registrant's telephone number, including area code)

              Rua Luis Coelho 223, 8th Floor, Conjunto 81, Cerqueira Cesar,
                     Sao Paulo, S.P. - Brazil CEP: 01309-901
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

As reported on Form 8-K dated July 11, 2005, B&D Food Corp., formerly known as REII Incorporated, the ("Company") entered into a Share Purchase Agreement (the "Agreement") with BDFC Brasil Alimentos LDTA., a company formed pursuant to the laws of Brazil ("BDFC"), and the shareholders of BDFC (the "BDFC Shareholders"), dated as of July 8, 2005.

Pursuant to the Agreement, the Company acquired all of the outstanding equity stock of BDFC from the BDFC Shareholders. As consideration for the acquisition of BDFC, the Company agreed to issue 95,344,688 shares of the Company's common stock to the BDFC Shareholders.

This Form 8-K/A amends the Current Report on Form 8-K dated July 11, 2005 and Amendment No. 1 to the Current Report on Form 8-K dated July 22, 2005 to include
Item 9.01(a) financial statements of BDFC as of and for the six months ended June 30, 2005 and Item 9.01(b) pro forma financial statements as of and for the six month period ended June 30, 2005. The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 7(a) and the unaudited pro forma financial information required by Item 7(b), which financial statements and information were not included in the original filing.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of BDFC Brasil Alimentos LTDA

         (i) The balance sheets of BDFC Brasil Alimentos LTDA as of December 31, 2004 and 2003, and the related statements of changes in stockholders' deficit, operations and comprehensive income and cash flows for each of the years in the two year period ended December 31, 2004, and the report of Independent registered public accounting firm related thereto.

         (ii) The unaudited balance sheets of BDFC Brasil Alimentos LDTA as of June 30, 2005, and the related statements of changes in stockholders' deficit operations and comprehensive income and cash flows for the six month period ended each of the years in the two year period ended December 31, 2004, and the report of Independent registered public accounting firm related thereto.

(b)   Pro forma financial information.

         (i) The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30,2005 for B&D Food Corp.

         (ii) The Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income for the year ended December 31, 2004 for B&D Food Corp.

(c)   Exhibits

Exhibit Number                     Description
--------------    --------------------------------------------------------------

10.1 Share Purchase Agreement by and among B&D Food Corp., BDFC Brasil Alimentos Ltda. and the shareholders of BDFC Brasil Alimentos Ltda (incorporated by reference to the exhibit to the Form 8-K filed on July 11, 2005).

                 [LETTERHEAD OF Schwartz Levitsky Feldman LLP]

Schwartz Levitsky Feldman LLP
CHARTERED ACCOUNTANTS
TORONTO, MONTREAL, OTTAWA

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders of
Eastco Do Brasil Comercio De Alimentos Ltda.
(Formerly FHS Eastco Do Brasil Ltda.)

We have audited the accompanying balance sheets of Eastco Do Brasil Comercio De Alimentos Ltda. as of December 31, 2004 and 2003, and the related statements of changes in stockholders' deficit, statements of operations and comprehensive income, and statements of cash flows for the years then ended (all expressed in United States dollars). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable, assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eastco Do Brasil Comercio De Alimentos Ltda. as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in note (C) to the financial statements, the Company has a substantial working capital deficiency and stockholders' deficit as at December 31, 2004. These conditions raise substantial doubt about its ability to continue as going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                       /s/ Schwartz Levitsky Feldman LLP

Toronto, Ontario, Canada
August 9, 2005                                             Chartered Accountants

      1167 Caledonia Road
      Toronto, Ontario M6A 2X1
      Tel:  416 785 5353
      Fax:  416 785 5663

                   EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA

                      (FORMERLY FHS EASTCO DO BRASIL LTDA)
                                Sao Paulo, Brazil

                  ------------------------------------------ --
                              FINANCIAL STATEMENTS
                                       AT
                           DECEMBER 31, 2004 AND 2003
                  ------------------------------------------ --

EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA
(FORMERLY FHS EASTCO DO BRASIL LTDA)
Sao Paulo, Brazil

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                     1

Balance Sheets at December 31, 2004 and 2003                                2

Statements of Changes in Stockholders' Deficit for the Years
  Ended December 31, 2004 and 2003                                          3

Statements of Operations and Comprehensive Income for the Years
  Ended December 31, 2004 and 2003                                          4

Statements of Cash Flows for the Years Ended December 31, 2004 and 2003     5

Notes to the Financial Statements                                         6-15

                   EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA
                      (FORMERLY FHS EASTCO DO BRASIL LTDA)
                                Sao Paulo, Brazil

                                 BALANCE SHEETS

---------------------------------------------------------------------------------------------------------------
                                                                                          (U.S. Dollars)

                                                                                          December 31,
                                                                                   ----------------------------
                                                                                       2004             2003
---------------------------------------------------------------------------------------------------------------
ASSETS

Current Assets
Cash                                                                               $     8,671      $    22,859
Inventories                                                                             10,874            9,959
Taxes Recoverable                                                                      166,706          153,414
Loan to Affiliated Company                                                              19,850            1,231
---------------------------------------------------------------------------------------------------------------

 Total Current Assets                                                                  206,101          187,463

Other Assets
Property, Plant and Equipment - Net of Accumulated Depreciation                         16,948           25,330
Property, Plant and Equipment Held for Lease - Net of Accumulated Depreciation       1,248,843        1,293,752
---------------------------------------------------------------------------------------------------------------

Total Assets                                                                       $ 1,471,892      $ 1,506,545

===============================================================================================================
LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities
Accounts Payable                                                                   $    26,581      $   125,556
Accrued Expenses                                                                       237,649          162,019
Deferred Income Taxes - Due Within One Year                                            724,719          484,410
Debt Due Within One Year                                                             1,055,356        1,045,830
---------------------------------------------------------------------------------------------------------------

Total Current Liabilities                                                            2,044,305        1,817,815

Other Liabilities
Deferred Income Taxes - Due After One Year                                             709,956          567,393
Debt - Due After One Year                                                              941,449        1,162,052
---------------------------------------------------------------------------------------------------------------

Total Liabilities                                                                    3,695,710        3,547,260
---------------------------------------------------------------------------------------------------------------

Stockholders' Deficit
Common Stock - No Par Value; 4,242,908 Shares Authorized;
               4,242,908 Issued and Outstanding                                      2,552,000        2,552,000
Accumulated Deficit                                                                 (4,552,957)      (4,554,248)
Accumulated Other Comprehensive Loss                                                  (222,861)         (38,467)
---------------------------------------------------------------------------------------------------------------

Total Stockholders' Deficit                                                         (2,223,818)      (2,040,715)
---------------------------------------------------------------------------------------------------------------

Total Liabilities and Stockholders' Deficit                                        $ 1,471,892      $ 1,506,545
===============================================================================================================

   The accompanying notes are an integral part of these financial statements.

                   EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA
                      (FORMERLY FHS EASTCO DO BRASIL LTDA)
                                Sao Paulo, Brazil

                                          STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
---------------------------------------------------------------------------------------------------------------------------------
                                                          (U.S. Dollars)

                                                                                                 Accumulated
                                                        Common                                      Other                Total
                                  Number of             Stock              Accumulated          Comprehensive        Stockholders'
                                   Shares           (No Par Value)           Deficit            Income (Loss)           Deficit
                                 -----------          -----------          -----------          -----------          -----------
Balance January 1, 2002             4,242,908          $ 2,552,000          $(4,522,239)         $  (645,065)         $(2,615,304)

Net Income                                 --                   --               17,937                   --               17,937

Other Comprehensive Loss                   --                   --                   --              966,424              966,424
---------------------------------------------------------------------------------------------------------------------------------

Balance December 31, 2002           4,242,908            2,552,000           (4,504,302)             321,359           (1,630,943)

Net Loss                                   --                   --              (49,946)                  --              (49,946)

Other Comprehensive Loss                   --                   --                   --             (359,826)            (359,826)
---------------------------------------------------------------------------------------------------------------------------------

Balance December 31, 2003           4,242,908            2,552,000           (4,554,248)             (38,467)          (2,040,715)

Net Income                                                                        1,291                                     1,291

Other Comprehensive Loss                                                                            (184,394)            (184,394)

---------------------------------------------------------------------------------------------------------------------------------
Balance December 31, 2004           4,242,908          $ 2,552,000          $(4,552,957)         $  (222,861)         $(2,223,818)
=================================================================================================================================

The accompanying notes are an integral part of these financial statements.

                   EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA
                      (FORMERLY FHS EASTCO DO BRASIL LTDA)
                                Sao Paulo, Brazil

                     STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
------------------------------------------------------------------------------------------
                                                                     (U.S. Dollars)

      For the Year Ended December 31,                           2004              2003
------------------------------------------------------------------------------------------
Revenue
Rental Income                                                $   875,052       $   729,091
Income from Operations                                            74,332           241,346
------------------------------------------------------------------------------------------

Total Revenue                                                    949,384           970,437
------------------------------------------------------------------------------------------

Operating Expenses
General and Administrative                                       403,892           526,373
Other Professional Services                                      357,879           273,019
Depreciation                                                     153,469           152,766
------------------------------------------------------------------------------------------

Total Operating Expenses                                         915,240           952,158
------------------------------------------------------------------------------------------

Income from Operations Before Income Taxes
  and Social Contribution                                         34,144            18,279

Provision for Income Taxes and Social Contribution                32,853            68,225
------------------------------------------------------------------------------------------

Net (Loss) Income                                                  1,291           (49,946)

Other Comprehensive Loss, Net of Income Tax
Foreign Currency Translation                                    (184,394)         (359,826)
------------------------------------------------------------------------------------------

Comprehensive Loss for the Year                              $  (183,103)      $  (409,772)
------------------------------------------------------------------------------------------

Net Loss Per Share - Basic and Diluted                       $     (0.04)      $     (0.10)
------------------------------------------------------------------------------------------

Weighted Average Shares Outstanding - Basic and Diluted        4,242,908         4,242,908
------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                        EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA
                            (FORMERLY FHS EASTCO DO BRASIL LTDA)
                                     Sao Paulo, Brazil

                                  STATEMENTS OF CASH FLOWS
------------------------------------------------------------------------------------------
                                                                       (U.S. Dollars)

             For the Year Ended December 31,                        2004              2003
------------------------------------------------------------------------------------------
Cash Flows from Operating Activities

Net Income (Loss)                                              $   1,291         $ (49,946)

Non-Cash Adjustments
Depreciation                                                     153,469           152,766
Deferred Income Taxes                                             84,827            87,469

Changes in Operating Assets and Liabilities
Inventories                                                           --               964
Taxes Recoverable                                                    738            (3,670)

Accounts Payable                                                 (23,561)            3,986
Accrued Expenses                                                 (21,745)          125,993
Accrued Payroll Taxes                                            175,622           112,253
------------------------------------------------------------------------------------------

Net Cash Flows from Operating Activities                         370,641           429,815
------------------------------------------------------------------------------------------

Cash Flows from Investing Activities
------------------------------------------------------------------------------------------
Acquisition of Equipment                                            (325)               --
Disposal of Equipment                                              5,721                --
------------------------------------------------------------------------------------------

Net Cash Flows from Investing Activities                           5,396                --

Cash Flows from Financing Activities
Repayment of Debt                                               (376,984)         (409,482)
Loan To Affiliated Company                                       (16,822)           (1,183)
------------------------------------------------------------------------------------------

Net Cash Flows from Financing Activities                        (393,806)         (410,665)

Effect of Exchange Rate Changes on Cash                            3,581             1,299
------------------------------------------------------------------------------------------

Net Change in Cash                                               (14,188)           20,449

Cash - Beginning of Year                                          22,859             2,410
------------------------------------------------------------------------------------------

Cash - End of Year                                             $   8,671            22,859
==========================================================================================

Supplemental Disclosure of Cash Flow Information
==========================================================================================

Cash Paid During the Year for Taxes                            $  80,519         $  42,814
Cash Paid During the Year for Interest                         $ 170,533         $ 106,266
==========================================================================================

EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA
(FORMERLY FHS EASTCO DO BRASIL LTDA)
Sao Paulo, Brazil

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note A -    Nature of Operations and Change of Corporate Name

            The Company was formed in 1995 under the name of FHS Eastco do Brasil Ltda.. The Company manufactures and purchases coffee grains, toasted and milled coffee, soluble coffee and related products, for sale, import and export.

            On November 1, 2000, the Company filed a Judicial Creditor's Agreement in Civil Court to prevent creditors from taking legal action against the Company for a two year period. As a result, the Company ceased operations and is leasing the manufacturing facility and equipment to an unrelated party. The Company was required to settle all debts according to the Judicial Creditor's Agreement and resume operations by the 2005 year. (See Notes C and Q)

            In May 2004, the name of the Company was changed to Eastco do Brasil Comercio de Alimentos Ltda., as registered with the Junta Comercial de Sao Paolo (Commercial Council). Subsequently, on June 28, 2005, the name was changed to BDFC Brasil Alimentos Ltda.

Note B -    Significant Concentrations and Business Risk

            The Company leases its plant and equipment to Comercio e Industrias Brasileiras Coimbra S/A. Income from the lease agreement represented approximately 92% of revenues during 2004 and 75% during 2003.

            The Company primarily operates in Brazil, making it susceptible to changes in the economic, political, and social conditions in Brazil. Brazil has experienced political, economic, and social uncertainty in recent years, including an economic crisis characterized by exchange rate instability and Brazilian Real devaluation, increased inflation, high domestic interest rates, negative economic growth, reduced consumer purchasing power and high unemployment. Under its current leadership, the Brazilian government has been pursuing economic stabilization policies, including the encouragement of foreign trade and investment and an exchange rate policy of free market flotation. Despite the current improvement of Brazilian economic environment, no assurance can be given that the Brazilian government will continue to pursue these policies, that these policies will be successful if pursued or that these policies will not be significantly altered. A decline in the Brazilian economy, political or social problems or a reversal of Brazil's foreign investment policy is likely to have an adverse effect on the Company's results of operations and financial condition. Additionally, inflation in Brazil may lead to higher wages and salaries for employees and increase the cost of raw materials, which would adversely affect the Company's profitability.

            Risks inherent in foreign operations include nationalization, war, terrorism, and other political risks and risks of increases in foreign taxes or U.S. tax treatment of foreign taxes paid and the imposition of foreign government royalties and fees.

Note C -    Going Concern

            On November 1, 2000, due to adverse financial conditions, the Company filed a Judicial Creditor's Agreement called "Concordata Preventiva". This agreement consolidates the Company's debts and postpones all obligations to suppliers and banks for a period of time. The creditor's agreement under "Concordata Preventiva" provided for payment in two installments, the first installment of 40% to be paid in one year and the remaining 60% to be paid in two years. The Company made the full payments of $144,000 and $216,000 on October 30, 2001 and November 25, 2002, respectively.

            To remedy the Company's insufficient cash flow, management leased its manufacturing facility and equipment to 'Comercio e Industrias Brasileiras Coimbra S/A', an unrelated party. Rents received from the lease are used by the Company to pay its debts. Subsequent to the year-end, Comercio e Industrias Brasileiras Coimbra S/A ended its lease of the building and equipment. The Company plans to return to operations in the 2005 year. (Note P).

            Subsequent to the year end, the Concordata Preventiva was lifted. As a result, the Company will be able to resume coffee manufacturing.

                                                                     -continued-

EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA
(FORMERLY FHS EASTCO DO BRASIL LTDA)
Sao Paulo, Brazil

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note C -    Going Concern - continued

            The Company has a substantial working capital deficiency and stockholders' deficit at year end. The ability of the company to continue as a going concern is dependent on the Company's ability to obtain additional financing and to resume operations in the foreseeable future. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Note D -    Summary of Significant Accounting Policies

            Foreign Currency Translation

            The functional currency of the Company's foreign operations is the Brazilian Real. The financial statements of the Company have been translated into U.S. dollars in accordance with Statement of Financial Accounting Standards ("SFAS") No. 52, "Foreign Currency Translation." All balance sheet accounts have been translated using the exchange rates in effect at the balance sheet date. Stockholders' equity accounts are translated at historical rates. Income statement amounts have been translated using the average exchange rate for the year. Accumulated net translation adjustments have been reported separately in other comprehensive income (loss) in the financial statements. Foreign currency translation adjustments resulted in losses of $184,394 and $359,826 in 2004 and 2003, respectively.

            Method of Accounting

            The Company maintains its books and prepares its financial statements on the accrual basis of accounting.

            Trade Account Receivable

            Trade account receivables are stated net of an allowance for doubtful accounts. The Company estimates the allowance based on an analysis of specific customers, taking into consideration the age of past due accounts and an assessment of the customer's ability to pay. It is the Company's policy to charge off uncollectible accounts receivable when management determines the receivable will not be collected.

            Inventories

            Inventories consist of packaging materials and are valued at the lower of cost and market on the first-in, first-out basis.

            Property, Plant and Equipment Held For Lease

            Property, plant and equipment is stated at cost, less accumulated depreciation computed over the straight-line method over the estimated useful lives as follows:

                      Building                                 25 Years
                      Machinery and Equipment                  10 Years

            Property, Plant and Equipment

            Property, plant and equipment are stated at cost, net of accumulated depreciation. Expenditures for maintenance and repairs are charged against operations. Gains and losses on dispositions and retirements are included in current operations. Depreciation is computed for financial statement purposes on the straight-line method over the estimated useful lives of the related assets. The estimated useful lives of depreciable assets are:

                      Furniture and Fixtures                    10 Years
                      Vehicles                                   5 Years
                      Building                                  25 Years
                      Computer Equipment                        10 Years

                                                                   - continued -

EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA
(FORMERLY FHS EASTCO DO BRASIL LTDA)
Sao Paulo, Brazil

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note D -    Summary of Significant Accounting Policies - continued

            Impairment of Assets

            In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the Company tests long-lived assets for recoverability whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. No impairment charges were recorded in 2004 and 2003.

            Revenue Recognition

            Revenue from property, plant and equipment held for lease are recognized in accordance with the terms of the lease agreement. Revenue from coffee and coffee products are recognized upon delivery of goods and transfer of title to the customers.

            Use of Estimates

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results can differ from those estimates.

            Income Tax and Social Contribution on Profit

            The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," using the asset and liability approach, which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of such assets and liabilities. This method utilizes enacted statutory tax rates in effect for the year in which the temporary differences are expected to reverse and gives immediate effect to changes in the income tax rates upon enactment.

            Income tax and social contribution on profit are calculated in accordance with the tax law currently in effect. The accrual for income tax is calculated at the rate of 15% plus 10% additional on taxable income in excess of $79,531. Social contribution on profit is calculated at the rate of 9%.

            Financial Instruments

            Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosure About Fair Value of Financial Instruments, " requires entities to disclose the fair value of financial instruments, both assets and liabilities recognized and not recognized on the balance sheet, for which it is practicable to estimate fair value. SFAS No. 107 defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The Company's financial instruments consist of cash, long-term debt, and accounts payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying value, unless otherwise noted.

            Earnings (Loss) Per Common Share

            Basic and diluted loss per common share is computed in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share", by dividing net income (loss) by the weighted average number of common shares outstanding for each period. Diluted earnings per common share is calculated by adjusting the weighted average shares outstanding assuming conversion of all potentially dilutive stock options, warrants, and convertible securities.

                                                                   - continued -

EASTCO DO BRASIL COMERCIL DE ALIMENTOS LTDA
(FORMERLY FHS EASTCO DO BRASIL LTDA)
Sao Paulo, Brazil

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note D -    Summary of Significant Accounting Policies - continued

            Accounting Pronouncements

            In November 2002, the Emerging Issues Task Force reached a consensus on Issue No. 00-21, "Revenue Arrangements with Multiple Deliverables." Issue 00-21 provides guidance on how to account for arrangements that involve the delivery or performance of multiple products, services and/or rights to use assets. The provisions of Issue 00-21 applied to revenue arrangements entered into in periods beginning after June 15, 2003. The adoption of Issue 00-21 did not have a material effect on the Company's financial position or results of operations.

            On January 17, 2003, the FASB issued Financial Interpretation No. 46, "Consolidation of Variable Interest Entities." The objective of Financial Interpretation No. 46 is to improve financial reporting by companies involved with variable interest entities. Financial Interpretation No. 46 changes certain consolidation requirements by requiring a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. The consolidation requirements apply to entities created before February 1, 2003, and no later than the beginning of the first fiscal year or interim period beginning after December 15, 2003, as amended by FASB Staff Position Financial Interpretation 46-R. The Company does not expect the adoption of this standard to have a material impact on its financial condition or results of operations.

            In April 2003, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". This amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". This statement clarifies the accounting guidance on derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. The standard is effective for contracts entered into or modified after June 30, 2003. The adoption of this standard has not had a material impact on the Company's financial condition or results of operations.

            In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." This statement establishes standards for how an issuer classifies and measures in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within the scope of SFAS No. 150 as a liability (or an asset in some circumstances) because that financial instrument embodies an obligation of the issuer. This statement is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of this standard has not had a material impact on the Company's financial condition or results of operations.

            In December 2003, the FASB issued No. 132 (Revised), "Employers' Disclosures about Pensions and Other Postretirement Benefits " - an amendment of FASB Statements No. 87, 88, and l06. This statement revises employers' disclosures about pension plans and other postretirement benefit plans. It does not change the measurement or recognition of those plans. SFAS No. 132 (Revised) will retain and revise the disclosure requirements contained in the original SFAS No. 132. It also requires additional disclosures about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other postretirement benefit plans. SFAS No. 132 (Revised) generally is effective for fiscal years ending after December 15, 2003. The Company does not believe that the adoption of SFAS No. 132 (Revised) will have a material impact, if any, on its results of operations or financial position.

                                                                     -continued-

EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA
(FORMERLY FHS EASTCO DO BRASIL LTDA)
Sao Paulo, Brazil

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note D -     Summary of Significant Accounting Policies - continued

            Accounting Pronouncements - continued

            In November 2004, the FASB issued SFAS No. 151, "Inventory Costs - an amendment of ARB No. 43". This statement clarifies the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. the Company does not believe that the adoption of SFAS No. 151 will have a material impact, if any, on its results of operations or financial position as it does not have inventory.

            In December 2004, the FASB issued SFAS No. 152, "Accounting for Real Estate Time Sharing Transaction - an amendment of FASB Statements No. 66 and 67", which references the financial accounting and reporting guidance for real estate time-sharing transactions in AICPA Statement of Position (SOP) 04-2, "Accounting for Real Estate Time-Sharing Transactions". SFAS No. 152 is effective for years beginning after June 15, 2005, with restatements of previously issued financial statements prohibited. The Company does not believe that the adoption of SFAS No. 152 will have material impact, if any, on its results of operations or financial position.

            In December 2004, the FASB issued SFAS No., 153, "Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29", effective for nonmonetary asset exchanges occurring in the fiscal year beginning January 1, 2006. This statement requires that exchanges of productive assets be accounted for at fair value unless fair value cannot be reasonably determined or the transaction lacks commercial substance. The Company does not believe that the adoption of SFAS No. 153 will have a material impact, if any, on its results of operations or financial position.

            In December 2004, the FASB issued SFAS No. 123 (Revised), "Share-based Payment". This statement requires employers to expense costs related to share-based payment transactions with employees. With limited exceptions, SFAS No. 123 (Revised) requires that the fair value of share-based payments to employees be expensed over the period service is received. SFAS No. 123 (Revised) becomes mandatorily effective on July 1, 2005. The Company does not believe that the adoption of SFAS 123 (Revised) will have an impact on its results of operations or financial position.

            In March 2005, the FASB issued FASB Interpretation No. 47, "Accounting for Conditional Asset Retirement Obligations". FIN 47 clarifies that the term conditional asset retirement obligation as used in FASB Statement No. 143, "Accounting for Asset Retirement Obligations", refers to a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement are conditional on a future event that may or may not be within the control of the entity. FIN 47 is effective no later than the end of the fiscal years ending after December 15, 2005. Retrospective application of interim financial information is permitted but is not required. The Company does not believe that the adoption of FIN 47 will have a material impact, if any, on its results of operations or financial position.

            In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections" - a replacement of APB Opinion No. 20 and FASB Statement No. 3. This statement requires retrospective application to prior period's financial statements of changes in accounting principle. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not believe that the adoption of SFAS No. 154 will have an impact, in any, on its results of operations or financial position.

Note E -    Trade Accounts Receivable from Customers

            The Company has outstanding $2,709,000 in receivables from its customers from 1999 and 2000. Negotiations with customers resulted in 50% discounts granted on the accounts receivable.

                                                                     -continued-

EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA
(FORMERLY FHS EASTCO DO BRASIL LTDA)
Sao Paulo, Brazil

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note E -    Trade Accounts Receivable from Customers - continued

            Although management continues its collection efforts and ultimately expects to achieve some success, the Company decided to write-off all accounts receivable balances in 2001. Any of these balances collected after 2001 will be recorded as income when the cash is received. The Company has been able to collect $74,332 in 2004 and $241,346 in 2003 from its customers, all of which has been recorded as income.

Note F -    Inventories

            As a result of changes in the Company's market for certain products, carrying amounts for inventories have been reduced by approximately $76,000 due to quantities in excess of current requirements. Management believes that this reduces inventory to its lower of cost and market, and no additional loss will be incurred upon disposition of the excess quantities. While it is at least reasonably possible that the estimate will change materially in the near term, no estimate can be made of the range of additional loss that is at least reasonably possible.

Note G -    Taxes Recoverable

            Taxes recoverable consisted of the following:

            ====================================================================
            December 31,                                      2004          2003
            --------------------------------------------------------------------

            Sales and Service Tax Recoverable             $158,786      $145,445
            Withholding Tax on Financial Investments         7,024         5,977
            Others                                             896         1,992
            --------------------------------------------------------------------

            Total                                         $166,706      $153.414
            ====================================================================

            The Company has the option to sell the sales and service tax recoverable at a discount to third parties or use it to reduce taxable income in the future when operations resume. The Company has made overpayments of $7,770 that will expire in December 2005 if not applied. The remainder of the taxes recoverable will not expire.

Note H -    Property, Plant and Equipment

            Property, plant and equipment consisted of the following:

            ====================================================================
            December 31,                                     2004           2003
            --------------------------------------------------------------------

            Furniture and Fixtures                        $34,692        $31,771
            Vehicles                                        7,289          6,676
            Computer Equipment                             35,720         32,385
            --------------------------------------------------------------------
                                                          $77,701        $70,832
            Less:  Accumulated Depreciation                60,753         45,502
            --------------------------------------------------------------------

            Net Property, Plant and Equipment             $16,948        $25,330
            ====================================================================

EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA
(FORMERLY FHS EASTCO DO BRASIL LTDA)
Sao Paulo, Brazil

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note I -    Property, Plant and Equipment Held for Lease

            The Company owns a manufacturing facility and equipment which is held for rental purposes.

            Property, Plant and Equipment held for lease consisted of the following:

            ====================================================================
            December 31,                                    2004            2003
            --------------------------------------------------------------------

            Building                                  $  765,974      $  701,485
            Machinery and Equipment                    1,316,709       1,219,929
            --------------------------------------------------------------------
                                                       2,082,683       1,921,414
            Less:  Accumulated Depreciation            1,130,444         899,293
            --------------------------------------------------------------------
                                                         952,239       1,022,121
            Add: Land                                    296,604         271,631
            --------------------------------------------------------------------

            Net Property, Plant and Equipment         $1,248,843      $1,293,752
            ====================================================================

Note J -    Leasing Agreement

            On November 21, 2002, the Company leased its factory, facilities and manufacturing area to 'Comercio e Industrias Brasileiras Coimbra S/A'. The lease requires monthly payments of $72,921 and expires December 31, 2006. According to the lease agreement, the monthly payments will be adjusted annually in December according to a consumer price index in Brasil. (See Note Q for Related Subsequent Event)

Note K -    Accounts Payable and Other Accrued Expenses

            Trade accounts payable to suppliers consisted of the following:

            ==================================================================
            December 31,                                  2004            2003
            ------------------------------------------------------------------

            Trade Accounts Payable to Suppliers      $ 419,674       $ 485,554
            Less:  Judicial Deposits                  (393,093)       (359,998)
            ------------------------------------------------------------------

            Accounts Payable                         $  26,581       $ 125,556
            ==================================================================

            The Judicial Deposits represent payments made in 2001 and 2002 under the Judicial Creditors Agreement. (See Note C).

EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA
(FORMERLY FHS EASTCO DO BRASIL LTDA)
Sao Paulo, Brazil

NOTES TO FINANCIAL STATEMENTS

Note L -    Demand Loans and Long-Term Debt

            The demand loans consisted of the following:

            ==============================================================================================
            December 31,                                                                2004          2003
            ----------------------------------------------------------------------------------------------
            Unsecured Demand Loan due December 2008, payable in monthly installments of $2,502 including interest at the monthly bank rate
            plus .5% per month                                                      $146,969      $165,439

            Unsecured Demand Loan due December 2008, payable in monthly installments of $7,110 including interest at the monthly bank rate
            plus .5% per month                                                       454,463       470,064

            Unsecured Interest free Demand Loans Due  to Company Officer              47,350        45,783
            ----------------------------------------------------------------------------------------------

            Total Demand Loans                                                      $648,782      $681,286
            ==============================================================================================

            In the event of a breach of loan covenants, the Company will be required to pay the balances on demand plus 1% delinquent interest per month plus any procedural costs, legal fees, and fines stipulated by law. The Company has the means and the willingness to refinance the debt should demand for payment be made.

            Long-Term Debt

            Long-term debt consisted of the following:

            ==============================================================================================
            December 31,                                                              2004            2003
            ----------------------------------------------------------------------------------------------

            Mortgage due March 2008, payable in monthly installments of
            $20,649 including interest at the monthly bank rate plus 2% on the monthly average daily balance.  Secured by property in
            Cruzioro, Sao Paulo                                                 $1,084,163      $1,238,445

            Unsecured loan, due in July 2007, payable in monthly
            installments of $2,468 including interest at the monthly bank
            rate plus 6% per month                                                 102,757          96,803

            Unsecured loan due October 2005, payable in monthly
            installments of $2,879 including interest at the monthly bank
            rate plus .95% per month                                               161,103         191,348
            ----------------------------------------------------------------------------------------------

            Total Debt                                                          $1,348,023      $1,526,596
            Less:  Amount Due Within One Year                                      406,574         364,544
            ----------------------------------------------------------------------------------------------

            Amount Due After One Year                                           $  941,449      $1,162,052
            ==============================================================================================

            The bank rate is a monthly index rate determined by the respective banks.

                                                                   - continued -

EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA
(FORMERLY FHS EASTCO DO BRASIL LTDA)
Sao Paulo, Brazil

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note L -    Demand Loans and Long-Term Debt - continued

            Annual maturities of the demand loans and long-term debt for the four years succeeding December 31, 2004 are as follows:

                 2005              2006               2007             2008
            ---------------------------------------------------------------
            $ 545,780         $ 545,780          $ 550,216        $ 355,028
            ===============================================================

            Interest expense on demand loans and long-term debt for December 31, 2004 and 2003 amounted to $170,533 and $106,266, respectively.

Note M -    Deferred Income Taxes

            Deferred Income Taxes consisted of the following:

            ===========================================================================
            December 31,                                           2004            2003
            ---------------------------------------------------------------------------
            Federal, State, and Municipal Taxes Payable      $1,434,675      $1,051,803

            Deferred Income Taxes - Due Within One Year         724,719         484,410
            ---------------------------------------------------------------------------

            Deferred Income Taxes - Due After One Year       $  709,956      $  567,393
            ===========================================================================

            On December 31, 2003, the Company became ten years past due in payment of federal income taxes. On July 15, 2003, the Company entered in Refis II program (PAES), which is a federal program that provides for payment of overdue federal taxes in installments. The Company was granted approval for payment in monthly installments for all its overdue and outstanding taxes and contributions. The total repayment period is 15 years and the monthly installments are updated for the long-term financing interest rate.

Note N -    Provision for Income Taxes and Social Contribution

            The provision for taxes has been determined based on the prevailing tax laws in Brazil. Income tax is calculated based on 15% of taxable income and an additional 10% when applicable. Social contribution is based on 9% of taxable income.

Note O -    Commitment and Contingencies

            The Company is committed to pay its lawyers $24,261 for future services associated with the "Concordata Preventiva".

            The Company is liable for various claims under Brazilian laws by former employees for unpaid salaries and benefits. A provision of $153,015 as of December 31, 2004 and $163,013 as of December 31, 2003 for these claims was included in accrued expenses. As the lawsuits are settled, the Company will record the appropriate adjustments to this provision in the year of settlement.

Note P -    Loan to Affiliated Company

            The Company has provided funds to an affiliated company, which is due on demand and bears interest at a rate of 5%.

EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA
(FORMERLY FHS EASTCO DO BRASIL LTDA)
Sao Paulo, Brazil

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note Q -    Subsequent Events

            On July 8, 2005, the Company entered into a Share Purchase Agreement with B&D Food Corp. ("B & D") (formerly known as REII Inc.)., a U.S. company. Pursuant to the Agreement, B & D acquired 99.85% of the outstanding equity stock of the Company from the Company's shareholders, and the Company became a wholly owned subsidiary of B & D. As consideration for the acquisition, B & D agreed to issue 95,344,688 shares of B & D common stock to the Company's shareholders. As additional consideration, B & D issued an 8% Convertible Promissory Note in the amount of $10,000,000 to the Company's shareholders. B & D is a reporting company whose common stock is quoted on the NASDAQ "Bulletin Board."

            During April 2005, Coimbra ended its lease of the building and equipment with the Company. Under the agreement terms, Coimbra was still liable for the remainder of the payments through December 2005. Coimbra has paid the full balance to the Company. The Company also purchased both inventory and equipment from Coimbra for $331,79 for its planned future coffee operations.

            On June 7, 2005, the Company had the Concordata lifted. As a result of the termination of the Concordata Preventiva, the Company will be able to resume its coffee operations.

                           BDFC BRASIL ALIMENTOS LTDA
             (FORMERLY EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA)
                                Sao Paulo, Brazil

                  --------------------------------------------
                      INTERIM FINANCIAL REPORTS (UNAUDITED)
                                       AT
                                  JUNE 30, 2005
                  --------------------------------------------

BDFC BRASIL ALIMENTOS LTDA
(FORMERLY EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA)
Sao Paulo, Brazil

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Interim Balance Sheets at June 30, 2005 (Unaudited)
  and December 31, 2004                                                      1

Interim Statements of Changes in Stockholders' Deficit for the Six
  Months Ended June 30, 2005 (Unaudited) and for the Year Ended
  December 31, 2004                                                          2

Interim Statements of Operations and Comprehensive Income for the
  Six Months Ended June 30, 2005 and 2004 (Unaudited)                        3

Interim Statements of Cash Flows for the Six Months Ended
  June 30, 2005 and 2004 (Unaudited)                                         4

Notes to the Interim Financial Statements                                  5-12

                               BDFC BRASIL ALIMENTOS LTDA
                (FORMERLY EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA)
                                    Sao Paulo, Brazil

                                 INTERIM BALANCE SHEETS
---------------------------------------------------------------------------------------------------------------

                                                                                          (U.S. Dollars)
                                                                                   ----------------------------

                                                                                   (Unaudited)
                                                                                     June 30,      December 31,
                                                                                       2005            2004
---------------------------------------------------------------------------------------------------------------
                                           ASSETS

Current Assets
Cash                                                                               $   148,027      $     8,671
Inventories                                                                            138,557           10,874
Taxes Recoverable                                                                      214,557          166,706
Prepaid Expense                                                                          5,253               --
Loan to Affiliated Company                                                              83,208           19,850
---------------------------------------------------------------------------------------------------------------

Total Current Assets                                                                   589,602          206,101

Other Assets
Property, Plant and Equipment - Net of Accumulated Depreciation                         14,862           16,948
Property, Plant and Equipment Held for Lease - Net of Accumulated Depreciation       1,477,214        1,248,843
---------------------------------------------------------------------------------------------------------------

Total Assets                                                                       $ 2,081,678      $ 1,471,892


                          LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities
Accounts Payable                                                                   $   133,848      $    26,581
Accrued Expense                                                                        235,154          237,649
Deferred Income Taxes - Due Within One Year                                            897,741          724,719
Debt - Due Within One Year                                                           1,288,913        1,055,356
---------------------------------------------------------------------------------------------------------------

Total Current Liabilities                                                            2,555,656        2,044,305

Other Liabilities
Deferred Income Taxes - Due After One Year                                             961,758          709,956
Debt - Due After One Year                                                              749,207          941,449
---------------------------------------------------------------------------------------------------------------

Total Liabilities                                                                    4,266,621        3,695,710
---------------------------------------------------------------------------------------------------------------

Stockholders' Deficit
Common Stock - No Par Value; 4,242,908 Shares Authorized;
                            4,242,908 Issued and Outstanding                         2,552,000        2,552,000
Accumulated Deficit                                                                 (4,251,311)      (4,552,957)
Accumulated Other Comprehensive Loss                                                  (485,632)        (222,861)
---------------------------------------------------------------------------------------------------------------

Total Stockholders' Deficit                                                         (2,184,943)      (2,223,818)
---------------------------------------------------------------------------------------------------------------

Total Liabilities and Stockholders' Deficit                                        $ 2,081,678      $ 1,471,892
===============================================================================================================

   The accompanying notes are an integral part of these financial statements.

                             BDFC BRASIL ALIMENTOS LTDA
               (FORMERLY EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA)
                                  Sao Paulo, Brazil

               INTERIM STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        (U.S. Dollars)

                                                                                                       Accumulated
                                                                       Common                             Other           Total
                                                         Number of     Stock           Accumulated     Comprehensive  Stockholders'
                                                           Shares    (No Par Value)      Deficit      Income (Loss)      Deficit
-----------------------------------------------------------------------------------------------------------------------------------
Balance December 31, 2002                                4,242,908   $   2,552,000   $  (4,504,302)  $     321,359   $  (1,630,943)

Net Loss for the Period                                         --              --         (49,946)             --         (49,946)

Other Comprehensive Loss for the Period                         --              --              --        (359,826)       (359,826)
-----------------------------------------------------------------------------------------------------------------------------------

Balance December 31, 2003                                4,242,908       2,552,000      (4,554,248)        (38,467)     (2,040,715)

Net Income for the Period                                       --              --           1,291              --           1,291

Other Comprehensive Loss for the Period                         --              --              --        (184,394)       (184,394)
-----------------------------------------------------------------------------------------------------------------------------------

Balance December 31, 2004                                4,242,908   $   2,552,000   $  (4,552,957)  $    (222,861)  $  (2,223,818)

Net Income for the Period (Unaudited)                      301,646         301,646

Other Comprehensive Loss for the Period (Unaudited)       (262,771)       (262,771)
-----------------------------------------------------------------------------------------------------------------------------------

Balance June 30, 2005 (Unaudited)                        4,242,908   $   2,552,000   $  (4,251,311)  $    (485,632)  $  (2,184,943)
===================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

                               BDFC BRASIL ALIMENTOS LTDA
                 (FORMERLY EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA)
                                    Sao Paulo, Brazil

             INTERIM STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (Unaudited)
----------------------------------------------------------------------------------------

                                                                   (U.S. Dollars)
                                                            ----------------------------

       Six Months Ended June 30,                                2005             2004
----------------------------------------------------------------------------------------
Revenue
Income from Operations                                      $        --      $        --
Rental Income                                                 1,229,149          438,113
----------------------------------------------------------------------------------------

Total Revenue                                                 1,229,149          438,113
----------------------------------------------------------------------------------------

Operating Expenses
General and Administrative                                      548,997          145,545
Other Professional Services                                     283,016           33,241
Depreciation                                                     95,490           76,735
----------------------------------------------------------------------------------------

Total Operating Expenses                                        927,503          255,521
----------------------------------------------------------------------------------------

Income from Operations Before Income Taxes
  and Social Contribution                                       301,646          182,592

Provision for Income Taxes and Social Contribution                   --          (66,535)
----------------------------------------------------------------------------------------

Net Income                                                      301,646          116,057

Other Comprehensive Loss, Net of Income Tax
Foreign Currency Translation                                   (262,771)         120,266
----------------------------------------------------------------------------------------

Comprehensive Income  for the Period                        $    38,875      $   236,323
========================================================================================

Net Income  Per Share - Basic and Diluted                   $      0.01      $      0.06
========================================================================================

Weighted Average Shares Outstanding - Basic and Diluted       4,242,908        4,242,908
========================================================================================

   The accompanying notes are an integral part of these financial statements.

                           BDFC BRASIL ALIMENTOS LTDA
             (FORMERLY EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA)
                                Sao Paulo, Brazil

                  INTERIM STATEMENTS OF CASH FLOWS (Unaudited)
--------------------------------------------------------------------------------

                                                           (U.S. Dollars)

      Six Months Ended June 30,                         2005           2004
--------------------------------------------------------------------------------

Cash Flows from Operating Activities

Net Income                                          $   301,646     $   116,057

Non-Cash Adjustments
Depreciation                                             95,490          76,735
Deferred Income Taxes                                   122,616      (1,016,575)

Changes in Operating Assets and Liabilities
Inventories                                            (119,249)             --
Taxes Recoverable                                       (25,314)             --
Accounts Payable                                         (1,826)     (2,076,708)
Accrued Expenses                                         59,317           4,058
Accrued Payroll Taxes                                   107,528         862,988
--------------------------------------------------------------------------------

Net Cash Flows from Operating Activities                540,208      (2,033,445)
--------------------------------------------------------------------------------

Cash Flows from Investing Activities
--------------------------------------------------------------------------------
Acquisition of Property, Plant and Equipment           (158,318)        (22,535)

Cash Flows from Financing Activities
Repayment of Debt                                      (199,133)        148,680
Loan From Affiliated Company                            (62,412)        (27,854)
--------------------------------------------------------------------------------
Net Cash Flows from Financing Activities               (261,545)        120,826
================================================================================

Effect of Exchange Rate Changes on Cash                  19,011       1,916,459
--------------------------------------------------------------------------------

Net Change in Cash                                      139,356         (18,695)

Cash - Beginning of Period                                8,671          22,859
--------------------------------------------------------------------------------

Cash - End of Period                                $   148,027     $     4,164
================================================================================

Supplemental Disclosure of Cash Flow Information
================================================================================

Cash Paid During the Year for Taxes                 $    17,214     $    10,308
Cash Paid During the Year for Interest              $    49,068     $    48,059
================================================================================

   The accompanying notes are an integral part of these financial statements.

                           BDFC BRASIL ALIMENTOS LTDA
             (FORMERLY EASTCO DO BRASIL COMERCIO DE ALEMENTOS LTDA)
                                Sao Paulo, Brazil

--------------------------------------------------------------------------------
NOTES TO INTERIM FINANCIAL STATEMENTS

Note A -    Basis of Presentation

            The interim unaudited June 30, 2005 financial statements of BDFC Brasil Alimentos Ltda. (the "Company") have been prepared by the Company, without audit, and reflect all adjustments of a normal and recurring nature which are, in the opinion of management, necessary to present fairly the financial position, results of operations and cash flows for the interim periods presented. The results of operations for these periods are not necessarily comparable to, or indicative of, results of any other interim period or for the fiscal year taken as a whole. Certain financial information that is not required for interim financial reporting purposes has been omitted.

Note B -    Nature of Operations and Change of Corporate Name

            The Company was formed in 1995. The Company manufactures and purchases coffee grains, toasted and milled coffee, soluble coffee and related products, for sale, import and export.

            On November 1, 2000, the Company filed a Judicial Creditor's Agreement in Civil Court to prevent creditors from taking legal action against the Company for a two-year period. As a result, the Company ceased operations and is leasing the manufacturing facility and equipment to an unrelated party. The Company was required to settle all debts according to the Judicial Creditor's Agreement and resume operations by the 2005 year. (See Notes C and D)

            In May 2004, the name of the Company was changed to Eastco do Brasil Commercio de Alimentos Ltda., as registered with the Junta Comercial de Sao Paolo (Commercial Council).

            Subsequently, on June 28, 2005, the name was changed to BDFC Brasil Alimentos Ltda.

Note C -    Significant Concentrations and Business Risk

            The Company leases its plant and equipment to Comercio e Industrias Brasileiras Coinbra S/A. Income from the lease agreement represented 100% of revenues during 2004 and 2005.

            The Company primarily operates in Brazil, making it susceptible to changes in the economic, political, and social conditions in Brazil. Brazil has experienced political, economic, and social uncertainty in recent years, including an economic crisis characterized by exchange rate instability and Brazilian Real devaluation, increased inflation, high domestic interest rates, negative economic growth, reduced consumer purchasing power and high unemployment. Under its current leadership, the Brazilian government has been pursuing economic stabilization policies, including the encouragement of foreign trade and investment and an exchange rate policy of free market flotation. Despite the current improvement of Brazilian economic environment, no assurance can be given that the Brazilian government will continue to pursue these policies, that these policies will be successful if pursued or that these policies will not be significantly altered. A decline in the Brazilian economy, political or social problems or a reversal of Brazil's foreign investment policy is likely to have an adverse effect on the Company's results of operations and financial condition. Additionally, inflation in Brazil may lead to higher wages and salaries for employees and increase the cost of raw materials, which would adversely affect the Company's profitability.

            Risks inherent in foreign operations include nationalization, war, terrorism, and other political risks and risks of increases in foreign taxes or U.S. tax treatment of foreign taxes paid and the imposition of foreign government royalties and fees.

                           BDFC BRASIL ALIMENTOS LTDA
             (FORMERLY EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA)
                                Sao Paulo, Brazil

NOTES TO INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note D -    Going Concern

            On November 1, 2000, due to adverse financial conditions, the Company filed a Judicial Creditor's Agreement called "Concordata Preventiva". This agreement consolidates the Company's debts and postpones all obligations to suppliers and banks for a period of time. The creditor's agreement under "Concordata Preventiva" provided for payment in two installments, the first installment of 40% to be paid in one year and the remaining 60% to be paid in two years. The Company made the full payments of $144,000 and $216,000 on October 30, 2001 and November 25, 2002, respectively. On March 8, 2005, the Company paid an additional $15,562 as required by the courts.

            To remedy the Company's insufficient cash flow, management leased its manufacturing facility and equipment to 'Comercio e Industrias Brasileiras Coimbra S/A' (Coimbra), an unrelated party. Rents received from the lease are used by the Company to pay its debts. In April 2005, Coimbra ended its lease of the building and equipment. The Company plans to return to operations in the 2005 year. (Note
            I).

            The Company has lifted the Concordata Preventiva. As a result of the termination of the Concordata Preventiva, the Company will be able to resume coffee manufacturing.

            The Company has a substantial working capital deficiency and stockholders' deficit at the end of the period. The ability of the company to continue as a going concern is dependent on the Company's ability to obtain additional financing and to resume operations in the foreseeable future. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Note E -    Summary of Significant Accounting Policies
            Foreign Currency Translation

            The functional currency of the Company's foreign operations is the Brazilian Real. The financial statements of the Company have been translated into U.S. dollars in accordance with Statement of Financial Accounting Standards ("SFAS") No. 52, "Foreign Currency Translation." All balance sheet accounts have been translated using the exchange rates in effect at the balance sheet date. Stockholders' equity accounts are translated at historical rates. Income statement amounts have been translated using the average exchange rate for the year. Accumulated net translation adjustments have been reported separately in other comprehensive income (loss) in the financial statements. Foreign currency translation adjustments resulted in a gain (loss) of $(249,185) and $120,266 for the six months ended June 30, 2005 and 2004, respectively.

            Method of Accounting

            The Company maintains its books and prepares its financial statements on the accrual basis of accounting.

            Trade Account Receivable

            Trade account receivables are stated net of an allowance for doubtful accounts. The Company estimates the allowance based on an analysis of specific customers, taking into consideration the age of past due accounts and an assessment of the customer's ability to pay. It is the Company's policy to charge off uncollectible accounts receivable when management determines the receivable will not be collected.
                                                                     -continued-

                           BDFC BRASIL ALIMENTOS LTDA
             (FORMERLY EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA)
                                Sao Paulo, Brazil

NOTES TO INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note E -    Summary of Significant Accounting Policies - continued

            Inventories

            Inventories consist of packaging materials and are valued at the lower of cost and market on the first-in, first-out basis.

            Property, Plant and Equipment Held For Lease

            Property, plant and equipment is stated at cost, less accumulated depreciation computed over the straight-line method over the estimated useful lives as follows:

                   Building                                       25 Years
                   Machinery and Equipment                        10 Years

            Property, Plant and Equipment

            Property, plant and equipment are stated at cost. Expenditures for maintenance and repairs are charged against operations. Gains and losses on dispositions and retirements are included in current operations.

            Depreciation is computed for financial statement purposes on the straight-line method over the estimated useful lives of the related assets. The estimated useful lives of depreciable assets are:

                   Furniture and Fixtures                        10 Years
                   Vehicles                                       5 Years
                   Building                                      25 Years
                   Computer Equipment                            10 Years

            Impairment of Assets

            In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the Company tests long-lived assets for recoverability whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. No impairment charges were recorded in 2005 and 2004.

            Revenue Recognition

            Revenue from property, plant and equipment held for lease are recognized in accordance with the terms of the lease agreement. Revenue from coffee and coffee products is recognized upon delivery of goods and transfer of title to the customers.

            Use of Estimates
            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results can differ from those estimates.

                                                                     -continued-

                           BDFC BRASIL ALIMENTOS LTDA
             (FORMERLY EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA)
                                Sao Paulo, Brazil

--------------------------------------------------------------------------------
NOTES TO INTERIM FINANCIAL STATEMENTS

Note E -    Summary of Significant Accounting Policies - continued

            Income Tax and Social Contribution on Profit

            The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," using the asset and liability approach, which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of such assets and liabilities. This method utilizes enacted statutory tax rates in effect for the year in which the temporary differences are expected to reverse and gives immediate effect to changes in the income tax rates upon enactment.

            Income tax and social contribution on profit are calculated in accordance with the tax law currently in effect. The accrual for income tax is calculated at the rate of 15% plus 10% additional on taxable income in excess of $80,890. Social contribution on profit is calculated at the rate of 9%.

            Financial Instruments

            Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosure About Fair Value of Financial Instruments, " requires entities to disclose the fair value of financial instruments, both assets and liabilities recognized and not recognized on the balance sheet, for which it is practicable to estimate fair value. SFAS No. 107 defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The Company's financial instruments consist of cash, long-term debt, and accounts payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying value, unless otherwise noted.

            Earnings (Loss) Per Common Share

            Basic and diluted loss per common share is computed in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share", by dividing net income (loss) by the weighted average number of common shares outstanding for each period. Diluted earnings per common share is calculated by adjusting the weighted average shares outstanding assuming conversion of all potentially dilutive stock options, warrants, and convertible securities.

Note F -    Taxes Recoverable

            Taxes recoverable consisted of the following:

            --------------------------------------------------------------------
                                                     (Unaudited)
                                                        June 30,   December 31,
                                                            2005           2004
            --------------------------------------------------------------------

            Sales and Service Tax Recoverable           $205,135       $158,786
            Withholding Tax on Financial Investments       8,414          7,024
            Others                                         1,008            896
            --------------------------------------------------------------------

            Total                                       $214,557       $166,706
            ====================================================================

                                                                     -continued-

                           BDFC BRASIL ALIMENTOS LTDA
             (FORMERLY EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA)
                                Sao Paulo, Brazil

NOTES TO INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note F -    Taxes Recoverable - continued

            The Company has the option to sell the sales and service tax recoverable at a discount to third parties or use it to reduce taxable income in the future when operations resume. The Company has made overpayments of $7,770 that will expire in December 2005 if not applied. The remainder of the taxes recoverable will not expire.

Note G -    Property, Plant and Equipment

            Property, plant and equipment consisted of the following:

            --------------------------------------------------------------------
                                                    (Unaudited)
                                                       June 30,    December 31,
                                                           2005            2004
            --------------------------------------------------------------------

            Furniture and Fixtures                     $ 39,070        $ 34,692
            Vehicles                                      8,209           7,289
            Computer Equipment                           40,228          35,720
            --------------------------------------------------------------------
                                                         87,507        $ 77,701
            Less:  Accumulated Depreciation              72,645          60,753
            --------------------------------------------------------------------

            Net Property, Plant and Equipment          $ 14,862        $ 16,948
            ====================================================================


Note H -    Property, Plant and Equipment Held for Lease

            The Company owns a manufacturing facility and equipment which is held for rental purposes.

            Property, Plant and Equipment held for lease consisted of the following:

            --------------------------------------------------------------------
                                                    (Unaudited)
                                                       June 30,    December 31,
                                                           2005            2004
            --------------------------------------------------------------------
            Building                                    $ 867,594   $   765,974
            Machinery and Equipment                     1,645,607     1,316,709
            --------------------------------------------------------------------
                                                        2,513,201   $ 2,082,683
            Less:  Accumulated Depreciation             1,370,021     1,130,444
            --------------------------------------------------------------------
                                                      $ 1,143,180     $ 952,239
            Add: Land                                     334,034       296,604
            --------------------------------------------------------------------

            Net Property, Plant and Equipment         $ 1,477,214   $ 1,248,843
            ===================================================================

                           BDFC BRASIL ALIMENTOS LTDA
             (FORMERLY EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA)
                                Sao Paulo, Brazil

NOTES TO INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note I -    Leasing Agreement

            On November 21, 2002, the Company leased its factory, facilities and manufacturing area to 'Comercio e Industrias Brasileiras Coimbra S/A'.

            In April 2005, Coimbra ended its lease of the building and equipment with the Company. Under the agreement terms, Coimbra was still liable for the remainder of the payments through December 2005. Coimbra paid the full balance to the Company. The Company also purchased both inventory and equipment from Coimbra for $313,779 for its planned future coffee operations.

Note J -    Accounts Payable

            Trade accounts payable to suppliers consisted of the following:

            --------------------------------------------------------------------
                                                    (Unaudited)
                                                       June 30,    December 31,
                                                           2005            2004
            --------------------------------------------------------------------

            Trade Accounts Payable to Suppliers      $ 592,330        $ 419,674
            Less:  Judicial Deposits                  (458,482)        (393,093)
            --------------------------------------------------------------------

            Accounts Payable                         $ 133,848         $ 26,581
            ====================================================================

            The Judicial Deposits represent payments made in 2001 and 2002 under the Judicial Creditors Agreement. On March 8, 2005, the Company paid an additional $15,562 as required by the courts. (Note D).

Note K -    Demand Loans and Long-Term Debt

            The demand loans consisted of the following:

            -----------------------------------------------------------------------------------------------
                                                                               (Unaudited)
                                                                                  June 30,    December 31,
                                                                                      2005            2004
            -----------------------------------------------------------------------------------------------
            Unsecured Demand Loan due December 2008, payable in monthly installments of $2,502 including interest at the monthly bank
            rate plus .5% per month.                                              $165,659        $146,969

            Unsecured Demand Loan due December 2008, payable in monthly installments of $7,110 including interest at the monthly bank
            rate plus .5% per month.                                               470,688         454,463

            Unsecured Interest free Demand Loans Due to Company
                Officer                                                             49,472          47,350
            -----------------------------------------------------------------------------------------------

            Total Demand Loans                                                    $685,819        $648,782
            -----------------------------------------------------------------------------------------------

                                                                    -continued -

                           BDFC BRASIL ALIMENTOS LTDA
             (FORMERLY EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA)
                                Sao Paulo, Brazil

NOTES TO INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note K -    Demand Loans and Long-Term Debt - continued

            In the event of a breach of loan covenants, the Company will be required to pay the balances on demand plus 1% delinquent interest per month plus any procedural costs, legal fees, and fines stipulated by law. Accordingly, the entire amount of the borrowings has been included in current liabilities. The Company has the means and the willingness to refinance the debt should demand for payment be made.

            Long-Term Debt

            Long-term debt consisted of the following:

            -----------------------------------------------------------------------------------------------
                                                                               (Unaudited)
                                                                                  June 30,    December 31,
                                                                                      2005            2004
            -----------------------------------------------------------------------------------------------
            Mortgage due March 2008, payable in monthly installments of $20,649 including interest at the monthly bank rate plus 2% on the monthly average daily balance. Secured by property
            in Cruziero, Sao Paulo.                                          $ 1,069,018      $ 1,084,163

            Unsecured   loan,   due  July   2007,   payable  in  monthly
            installments  of $2,468  including  interest  at the monthly
            bank rate plus 6% per month.                                          89,827          102,757

            Unsecured   loan  due  October  2005,   payable  in  monthly
            installments  of $2,879  including  interest  at the monthly
            bank rate plus .95% per month.                                       193,457          161,103
            ----------------------------------------------------------------------------------------------

            Total Debt                                                         1,352,302        1,348,023

            Less:  Amount Due Within One Year                                    603,094          406,574
            ----------------------------------------------------------------------------------------------

            Amount Due After One Year                                          $ 749,208        $ 941,449
            ==============================================================================================

            The bank rate is a monthly index rate determined by the respective banks.

            Annual maturities of the demand loans and long-term debt for the four years succeeding June 30, 2005 are as follows:

                      2005            2006               2007              2008
            --------------------------------------------------------------------
                 $ 614,655       $ 614,655          $ 408,979         $ 399,831
            --------------------------------------------------------------------

            Interest expense on demand loans and long-term debt for the six months ended June 30, 2005 and 2004 was $49,068 and $48,059, respectively.

                           BDFC BRASIL ALIMENTOS LTDA
             (FORMERLY EASTCO DO BRASIL COMERCIO DE ALIMENTOS LTDA)
                                Sao Paulo, Brazil

NOTES TO INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note L -    Deferred Income Taxes

            Deferred Income Taxes consisted of the following:

            ----------------------------------------------------------------------------------
                                                                  (Unaudited)
                                                                     June 30,    December 31,
                                                                         2005            2004
            ----------------------------------------------------------------------------------
            Federal, State, and Municipal Taxes Payable        $ 1,859,499        $ 1,434,675

            Deferred Income Taxes - Due Within One Year            897,741            724,719
            ----------------------------------------------------------------------------------

            Deferred Income Taxes - Due After One Year           $ 961,758          $ 709,956
            ==================================================================================

            On December 31, 2003, the Company became ten years past due in payment of federal income taxes. On July 15, 2003, the Company entered in Refis II program (PAES), which is a federal program that provides for payment of overdue federal taxes in installments. The Company was granted approval for payment in monthly installments for all its overdue and outstanding taxes and contributions. The total repayment period is 15 years and the monthly installments are updated for the long-term financing interest rate.

Note M -    Commitment and Contingencies

            The Company is liable for various claims under Brazilian laws by former employees for unpaid salaries and benefits. A provision of $163,000 as of June 30, 2005 and $153,015 as of December 31, 2004
            for these claims was included in accrued expenses. As the lawsuits are settled, the Company will record the appropriate adjustments to this provision in the year of settlement.

Note N -    Provision for Income Taxes and Social Contribution

            The provision for taxes has been determined based on the prevailing tax laws in Brazil. Income tax is calculated based on 15% of taxable income and an additional 10% when applicable. Social contribution is based on 9% of taxable income.

Note O -    Loan to Affiliated Company

            The Company has provided funds to an affiliated company, which is due on demand and bears interest at 5%.

Note P -    Subsequent Event

            On July 8, 2005, the Company entered into a Share Purchase Agreement with B&D Food Corp. ("B & D") (formerly known as REII Inc.), a U.S. company. Pursuant to the Agreement, B & D acquired 99.85% of the outstanding equity stock of the Company from the Company's shareholders, and the Company became a wholly owned subsidiary of B & D. As consideration for the acquisition, B & D agreed to issue 95,344,688 shares of B & D common stock to the Company's shareholders. As additional consideration, B & D issued an 8% Convertible Promissory Note, in the amount of $10,000,000, to the Company's shareholders. B & D is a reporting company whose common stock is quoted on the NASDAQ "Bulletin Board."

              Unaudited Pro Forma Condensed Combined Balance Sheet
                               As of June 30, 2005

----------------------------------------------------------------------------------------------------------------------------
                                                                             BDFC Acquisition
                                                                    -----------------------------------
                                                                      Historical
                                                   Historical        BFDC Brasil             Pro
                                                    B&D Food          Alimentos             Forma
                                                      Corp               Ltda           Adjustments(Note2)      Pro Forma
----------------------------------------------------------------------------------------------------------------------------
ASSETS

Current Assets
Cash                                                     $ 2,139          $148,027                 $ -            $ 150,166
Inventories                                                                138,557                                  138,557
Taxes Recoverable                                                          214,557                   -              214,557
Prepaid Expense                                                              5,253                                    5,253
Loan to Affiliated Company                                                  83,208                                   83,208
----------------------------------------------------------------------------------------------------------------------------

Total Current Assets                                       2,139           589,602                   -              591,741

Other Assets
Property, Plant and Equipment-
  Net of  Depreciation                                                      14,862                                   14,862
Property, Plant and Equipment -
  Held for Lease - Net of Depreciation                                   1,477,214                                1,477,214
----------------------------------------------------------------------------------------------------------------------------

Total Assets                                             $ 2,139        $2,081,678                 $ -          $ 2,083,817
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities
Accounts Payable                                         $ 7,263          $133,848                 $ -            $ 141,111
Accrued Expense                                                            235,154                                  235,154
Deferred Income Taxes -
  Due Within One Year                                                      897,741                                  897,741
Debt Due Within One Year                                                 1,288,913                                1,288,913
----------------------------------------------------------------------------------------------------------------------------

Total Current Liabilities                                  7,263         2,555,656                   -            2,562,919

Other Liabilities
Deferred Income Taxes -
  Due After One Year                                                       961,758                                  961,758
Debt - Due After One Year                                                  749,207                                  749,207
Convertible Note Payable Due After One Year                                                 10,000,000 (b)       10,000,000
----------------------------------------------------------------------------------------------------------------------------

Total Liabilities                                          7,263         4,266,621          10,000,000           14,273,884
----------------------------------------------------------------------------------------------------------------------------

Stockholders' Deficit
Common Stock-No Par Value;
  400,000,000 Shares Authorized
  100,006,320 Issued and Outstanding                       4,655         2,552,000          (2,456,649)(a)          100,006
Additional Paid-In Capital                               336,381                 -           2,456,649 (a)        2,793,030
Retained Earnings (Accumulated Deficit)                 (346,160)       (4,251,311)        (10,000,000)(b)      (14,597,471)
Accumulated Other Comprehensive Loss                                      (485,632)                                (485,632)
----------------------------------------------------------------------------------------------------------------------------

Total Stockholders' Deficit                               (5,124)       (2,184,943)        (10,000,000)         (12,190,067)
----------------------------------------------------------------------------------------------------------------------------

Total Liabilities and
  Stockholders' Deficit                                  $ 2,139        $2,081,678                 $ -          $ 2,083,817
----------------------------------------------------------------------------------------------------------------------------

            Unaudited Pro Forma Condensed Combined Income Statements
                     For the Six Months Ended June 30, 2005

--------------------------------------------------------------------------------------------------------------------

                                                                    BDFC Acquisition
                                                           -----------------------------------
                                                             Historical
                                           Historical       BFDC Brasil             Pro
                                            B&D Food         Alimentos             Forma
                                              Corp              Ltda          Adjustments (Note 2)      Pro Forma
--------------------------------------------------------------------------------------------------------------------
Revenues
Rental Income                                       $ -        $1,229,149                 $ -           $ 1,229,149
Income From Operations                                                  -
--------------------------------------------------------------------------------------------------------------------

Total Revenues                                        -         1,229,149                   -             1,229,149

Operating Expenses
Bad Debts                                             -                 -                                         -
Management Services Expense                       8,000                 -                                     8,000
General and Administrative                       44,903           548,997                                   593,900
Other Professional Services                           -           283,016                                   283,016
Interest                                              -                 -                                         -
Real Estate Taxes and Insurance                       -                 -                                         -
Repairs and Maintenance                               -                 -                                         -
Other Direct Expenses                                 -                 -                                         -
Depreciation                                          -            95,490                                    95,490
--------------------------------------------------------------------------------------------------------------------

Total Operating Expenses                         52,903           927,503                   -               980,406
--------------------------------------------------------------------------------------------------------------------

Income (Loss) Before Other
   Income (Expense)                             (52,903)          301,646                   -               248,743
                                                                                                                  -
Other Income (Expense)
Interest and Other Income                             0                 -                                         -
Gain on Sale of Revenue
  Producing Assets                                    0                 -                                         -
Loss on Disposal of Office
  Property and Equipment                              -                 -                                         -
--------------------------------------------------------------------------------------------------------------------

Income (Loss) Before Income
   Taxes and Social Contribution                (52,903)          301,646                   -               248,743

Provision for Income Taxes and
   Social Contribution                             (837)                -                                      (837)
--------------------------------------------------------------------------------------------------------------------

Net Income                                      (53,740)          301,646                   -               247,906

Other Comprehensive Loss,
   Net of Income Tax
Foreign Currency Translation                          -          (262,771)                                 (262,771)
--------------------------------------------------------------------------------------------------------------------

Comprehensive Income
  (Loss) for Period                           $ (53,740)         $ 38,875                 $ -             $ (14,865)
--------------------------------------------------------------------------------------------------------------------

Weighted Average Shares
    Outstanding                               4,655,312         4,242,908          95,344,688 (a)
                                                                                   (4,236,588)(a)       100,006,320
Basic and Diluted Loss
    Per Share                                   $ (0.01)           $ 0.01                                       $ -
--------------------------------------------------------------------------------------------------------------------

            Unaudited Pro Forma Condensed Combined Income Statements
                      For the Year Ended December 31, 2004

------------------------------------------------------------------------------------------------------------------

                                                                    BDFC Acquisition
                                                           ------------------------------------
                                           Historical        Historical
                                             B & D           BFDC Brasil             Pro
                                              Food            Alimentos             Forma
                                              Corp              Ltda           Adjustments (Note2)     Pro Forma
------------------------------------------------------------------------------------------------------------------
Revenues
Rental Income                                  $ 48,560          $ 875,052                 $ -          $ 923,612
Income From Operations                                -             74,332                                 74,332
------------------------------------------------------------------------------------------------------------------

Total Revenues                                   48,560            949,384                   -            997,944

Operating Expenses
Bad Debts                                         4,849                  -                                  4,849
Management Services Expense                     180,000                  -                                180,000
General and Administrative                       49,638            403,892                                453,530
Other Professional Services                           -            357,879                                357,879
Interest                                          6,615                  -                                  6,615
Real Estate Taxes and Insurance                  23,743                  -                                 23,743
Repairs and Maintenance                          19,141                  -                                 19,141
Other Direct Expenses                             6,386                  -                                  6,386
Depreciation                                     11,848            153,469                                165,317
------------------------------------------------------------------------------------------------------------------

Total Operating Expenses                        302,220            915,240                   -          1,217,460
------------------------------------------------------------------------------------------------------------------

Income (Loss) Before Other
   Income (Expense)                            (253,660)            34,144                   -           (219,516)

Other Income (Expense)
Interest and Other Income                            18                                                        18
Gain on Sale of Revenue                               -
  Producing Assets                              503,304                                                   503,304
Loss on Disposal of Office                            -
  Property and Equipment                         (1,474)                                                   (1,474)
------------------------------------------------------------------------------------------------------------------
                                                                                                                -
Income (Loss) Before Income
   Taxes and Social Contribution                248,188             34,144                   -            282,332

Provision for Income Taxes and
   Social Contribution                          (80,759)           (32,853)                              (113,612)
------------------------------------------------------------------------------------------------------------------

Net Income                                      167,429              1,291                   -            168,720

Other Comprehensive Loss,
   Net of Income Tax
Foreign Currency Translation                          -           (184,394)                              (184,394)
------------------------------------------------------------------------------------------------------------------

Comprehensive Income
  (Loss) for Period                           $ 167,429         $ (183,103)                             $ (15,674)
------------------------------------------------------------------------------------------------------------------

Weighted Average Shares
    Outstanding                               4,655,312          4,242,908          95,344,688 (a)    100,006,320
                                                                                    (4,236,588)(a)
Basic and Diluted Loss
    Per Share                                    $ 0.04            $ (0.04)                                   $ -
------------------------------------------------------------------------------------------------------------------

PRO FORMA COMBINED CONDENSED FINANCIAL DATA

Note 1 -The Reverse Acquisition

      On July 8, 2005, BDFC Brasil Comercio de Alimentos Ltda (BDFC) and B & D Food Corp (B & D) Company entered into a Share Purchase Agreement. Pursuant to the Agreement, B & D acquired 99.85% of the outstanding equity stock of BDFC from the BFDC shareholders, and as a result, BDFC became a subsidiary of B & D. As consideration for the acquisition, B & D issued 95,344,688 shares of B & D common stock to the former shareholders of BDFC. As additional consideration, B& D issued an 8% Convertible Promissory Note, in the amount of $10,000,000, to the Company's shareholders. B & D is a reporting company, whose stock is quoted on the NASDAQ Bulletin Board.

      The Unaudited Pro Forma Combined Statements of Operations of the Company for the year ended December 31, 2004 and for the six months ended June 30, 2005 (the "Pro Forma Statements of Operations"), and the Unaudited Pro Forma Combined Balance Sheet of the Company as of June 30, 2005 (the "Pro Forma Balance Sheet" and, together with the Pro Forma Statements of Operations, the "Pro Forma Financial Statements"), have been prepared to illustrate the estimated effect of the reverse acquisition transaction between BDFC Brasil Alimentos Ltda and B & D Food Corp. ("the Merger"). The Pro Forma Financial Statements do not reflect any anticipated cost savings from the Merger, or any synergies that are anticipated to result from the Merger, and there can be no assurance that any such cost savings or synergies will occur. The Pro Forma Statements of Operations give pro forma effect to the Merger as if it had occurred on January 1, 2004. The Pro Forma Balance Sheet gives pro forma effect to the Merger as if it had occurred on June 30, 2005. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transaction been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Company and the notes thereto as reported in the annual Form 10-KSB and the quarterly Form 10-QSB's and the audited and interim reviewed financial reports included herein.

      A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying Pro Forma Financial Statements based on available information. The actual allocation of the purchase price and the resulting effect on income from operations may differ from the pro forma amounts included herein, however, the Company's management believes that any differences in the allocation will be immaterial. These pro forma adjustments represent the Company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the Pro Forma Financial Statements are subject to change, and the final amounts may differ, however, the Company's management believes that any differences in the amounts reflected will be immaterial.

Note 2 - Pro Forma Adjustments

      The unaudited financial statements include the following adjustments:

(a) Adjustment to reflect the issue of 95,344,688 shares of B & D common shares in exchange for 4,236,588 shares of BDFC.

(b) Adjustment to reflect the issuance of a Convertible Note Payable from B&D in exchange for all of the issued and outstanding preferred shares of BDFC.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         B&D Food Corp


Dated: September 19, 2005                By: /s/ Daniel Ollech
                                             --------------------------
                                             Name:    Daniel Ollech
                                             Title:   Chief Executive Officer